UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

On September 11, 2025, our board of directors appointed Matthew Gibbons to serve as our chief accounting officer and Isaac Kalish to serve as our chief financial officer. Mr. Gibbons's appointment was effective immediately and Mr. Kalish’s appointment is effective upon the retirement of our current chief financial officer, George Zweier. It is anticipated that Mr. Zweier will retire in the first quarter of 2026.

Matthew Gibbons, 41, a certified public accountant, has served as a Director of Audit and Assurance at BDO US LLP from 2015 to 2023 (including the period at which BDO served as our independent auditor) and at Baker Tilly US LLP from January 2023 until the commencement of his employment with us in July 2024.

Isaac Kalish, 49, a certified public accountant, has been associated with us since 2004, served as our Assistant Treasurer from 2007 through 2014, as our Vice President and Treasurer since 2013 and 2014, respectively, and as our Senior Vice President since 2022. He also serves (as more fully described in our Filings (as defined below)) in various capacities at related entities including One Liberty Properties, Inc. and at Gould Investors L.P. (including its manager Georgetown Partners LLC).
There are no arrangements or understandings between Messrs. Gibbons and Kalish and any other person pursuant to which they will serve in the capacities and at the times indicated. Mr. Gibbons does not have any family relationship with any director or officer of ours or any other person nominated or chosen by us to become a director or executive officer, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K. Isaac Kalish is the son of David W. Kalish, our Senior Vice President-Finance, and the transactions in which Isaac Kalish has an interest requiring disclosure under Item 404(a) of Regulation S-K are disclosed in our Annual Report on Form 10-K (the “Annual Report”) for the year ended December 31, 2024 and our proxy statement filed April 16, 2025 (the “Proxy Statement”; and together with the Annual Report, the “Filings”), each of which are incorporated herein by this reference.

Exhibit No.	Description
101	Cover Page Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

September 11, 2025	/s/ George Zweier
George Zweier, Vice President
and Chief Financial Officer